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                                                                  Exhibit 23.12


                                   CONSENT

       I hereby consent to being named as a person chosen to become a director of CFX Corporation in the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 13, 1997.


                                   /s/ Seth A. Resnicoff, M.D.
                                   ---------------------------
                                       Seth A. Resnicoff, M.D.